HEADWATERS INCORPORATED
                         SHORT TERM INCENTIVE BONUS PLAN

                            Effective 1 October 2005

1.       PURPOSE

         The purpose of this Short Term Incentive Bonus Plan is to promote the success of Headwaters Incorporated and Headwaters' subsidiaries, by providing financial incentive for employees to strive for more effective operation of the business through ongoing development and use of their knowledge, skill, ingenuity, resourcefulness and industry. The Plan provides that annual Awards may be made to employees who are responsible for successful operation and management of the Company.

2.       DEFINITIONS

         The following definitions shall be applicable throughout the Plan:

         (a) "Award" means the total dollar amount that may be paid to a Participant following a given Performance Year.
         (b) "Banked Award" means a portion of an Award earned as provided in Section 8(b) below.
         (c) "Base Compensation" means the annualized base wages of a Participant reported on the Participant's Internal Revenue Service Form W-2 as determined on the last day of a Performance Year.
         (d)      "Board" means the Board of Directors of Headwaters
                  Incorporated.
         (e) "Bonus Percent" means the percentage assigned to a Participant based on position, responsibility, and other factors, as determined by the Committee, in it sole discretion.
         (f)      "Change in Control" means:

                  (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (iii) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph
                  (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 but shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary of the Company and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

                  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (g) "Chief Executive Officer" means the Chief Executive Officer of Headwaters Incorporated.
         (h)      "Code" means the Internal Revenue Code of 1986, as amended.
         (i) "Committee" means the Compensation Committee of the Board unless another committee comprised of members of the Board is designated by the Board to oversee and administer the Plan, provided, that the Committee shall consist of two or more members of the Board as the Board may designate from time to time, each of whom shall satisfy such requirements as:

                  (i) the rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange; and
                  (ii) the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Code.
         (j) "Company" means collectively Headwaters Incorporated, a Delaware corporation.
         (k) "Completion Factor" means the percentage completion of IBO commitments of the Participants.
         (l) "Covered Employee" means a person within the meaning of such term given by Section 162(m) of the Code and income tax regulations promulgated thereunder.
         (m) "Disability" means a physical or mental medical condition that prevents the Participant from performing the duties of his or her position with the Company and is likely to last at least twelve months or result in death, as determined by the Committee in its sole discretion.
         (n) "EVA" means the net operating profit before taxes, as adjusted pursuant to items identified in this Section 2(m) ("NOPAT"), less the average cost of capital employed by the Company during the Performance Year. The Committee shall have the discretion to adjust NOPAT to include or exclude: (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business,
                  (iii) changes in tax or accounting regulations or laws, or
                  (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report.
         (o) "EVA Multiplier" means that factor identified on the EVA Multiplier Table for the Company, associated with different levels of EVA obtained during the Performance Year that exceeds the Threshold EVA.
         (p) "EVA Multiplier Table" means a table of percentages or multiples of Base Compensation at different levels of EVA during a Performance Year, which table shall be established periodically by the Committee in its sole discretion.
         (q) "Individual Business Objective" or "IBO" means the goal or goals established by the Company for each Participant (other than a Covered Employee) used to determine his or her Performance Adjustment Factor.
         (r) "Participant" means a full-time employee of the Company, employed by the Company on the last day of a Performance Year and who otherwise meets the eligibility requirements for participation set forth in section 4.
         (s) "Performance Adjustment Factor" or "PAF" means the multiplier obtained by combining the completion factors from the IBOs of a Participant as determined by the Committee in its sole discretion. The Performance Adjustment Factor can vary from 0% to 100% depending upon the attainment of the Participant's IBOs.
         (t) "Performance Year" means a designated fiscal year of the Company during which Company and individual performance will be measured and Participant services will be rendered for which an Award may be granted.
         (u) "Plan" means this Headwaters Incorporated Short Term Incentive Bonus Plan.
         (v) "Retrospective Review" means the formal report prepared annually which details the Company's and the Participants' performance during the Performance Year and provides the basis for the Committee's determination of the Performance Adjustment Factor and Participant Awards.
         (w) "Target Award" means the Award that would be payable to a Participant assuming a EVA Multiplier of 1 as described in
                  Section 5.
         (x) "Threshold EVA" means the level of EVA performance below which there will be no payment of an Award as determined by the Committee in its sole discretion.

3.       POWERS AND ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have the authority to construe and interpret the Plan and any Awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other Awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee may take action by a meeting in which a quorum of the Committee is present. The meeting may be in person, by telephone or in such other manner in which the members of the Committee participating in the meeting may communicate directly with each other. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in a writing signed by all the Committee members.

         The Committee shall have the authority to reduce but not increase the payouts on such Awards and the Committee shall have the authority to limit but not waive the performance-based vesting of such Awards, in both cases in its sole discretion. The Committee may prescribe rules and procedures for the administration of the Plan and shall have the authority to delegate ministerial duties to agents for the Committee (and allocate responsibilities among the agents appointed by the Committee for the performance of the ministerial duties) in the administration of the Plan.

4.       ELIGIBILITY FOR PARTICIPATION

         (a) Those key employees of the Company and its subsidiaries, including but not limited to the Covered Employees of the Company, who are employed by the Company on the last day of the Performance Year who are designated to participate in the Plan by the Committee and have achieved pre-determined Plan performance criteria shall be eligible to participate in the Plan.
         (b) Participation in a Performance Year does not entitle participation in any subsequent Performance Year.

5.       CALCULATION OF AWARDS

         The potential Award for a Participant for a Performance Year shall be computed as follows:

                  EVA Multiplier x the Participant's Base Compensation x the Participant's Bonus Percent x the Participant's PAF.

         For purposes of the computation, Covered Employees shall have a PAF of
         1. The potential Award payable under the Plan to a Participant may be reduced (but not increased) by the Committee in its sole discretion to determine the actual Award to be paid to the Participant.

6.       PARTICIPANT SELECTION AND AWARD DETERMINATION

         (a) Each year the Chief Executive Officer shall present to the Committee the list of recommended Participants, their respective PAFs, the computation of their proposed Awards, and the Award amounts recommended for each Participant.
         (b) The Committee shall consider the Chief Executive Officer's report referred to in Section 6(a) and shall, in its sole discretion, determine the employees of the Company or its subsidiaries to be designated as Participants in the Plan, the potential Awards to be granted to such Participants for the Performance Year, and the terms and conditions for such Awards.

7.       INDIVIDUAL AWARDS

         (a) A Participant's Award shall be prorated based upon number of months of service in a given Performance Year or if the Participant is changed to a different employment category or different employment categories during a Performance Year, provided, that Awards for a Covered Employee shall be based solely on his or her employment category as of the start of the Performance Year.

         (b) The actual Award, if any, to be paid to any individual Participant hereunder shall be based upon the Company's overall performance and individual performance considerations, and shall be determined by the Committee in its sole discretion, provided, that in all events the Committee shall have the authority to decrease the actual Award payout below the potential Award as computed in Section 5 but not to increase the actual Award payout in excess of the Award payable under the Award as computed in Section 5 above.

         (c) No Award will be granted if the Company's overall performance is below the Threshold EVA established by the Committee for the Performance Year, or if a Participant's individual performance is unsatisfactory, as determined by the Committee in its sole discretion.

         (d) Under the Plan, the maximum cash payment that may be made to a single Participant under a single Award shall not exceed $3,000,000.

8.       FORM AND TIME OF PAYMENT

         (a) An Award shall be paid to the Participant in cash, less applicable federal, state and local income and employment taxes, as soon as practicable after the date on which all awards are approved for payment by the Committee.

         (b) If banking applies to a Participant as determined by the Committee, then 50% of the amount of the Award (after any applicable reduction by the Committee) that is in excess of the Award that would be computed if the EVA multiplier were 1 (Target Award), shall be paid, if at all, as provided in the following sentences. The payment of the withheld Award (the "Banked Award") shall not become vested until earned in the subsequent years and shall be earned and paid over the two years immediately subsequent to the Performance Plan Year, 50% of the Banked Award shall be earned in the first subsequent year and 50% in the second subsequent year if the Company reaches the Threshold EVA respectively for each of the subsequent years. If the Company fails to achieve the applicable Threshold EVA in one of the two subsequent years, the withheld amounts that would have been payable for that year shall not be earned and will be forfeited. Notwithstanding the foregoing, any Banked Awards will be paid to a Participant upon the occurrence of (i) the Participant's retirement from the Company after reaching age 60; or (ii) a Change in Control of the Company.

9.       RETIREMENT, DISABILITY, DEATH AND TERMINATION

         (a) Subject to the provisions of Section 8(b) relating to Banked Awards in the event of the retirement of a Participant or a Change in Control of the Company, in the event of the termination of a Participant's employment due to his or her retirement, Disability, or death, such Participant (or the Participant's probate estate, in the event of death) may receive an Award that would be otherwise payable to the Participant, prorated to the effective date of such event, at the sole discretion of the Committee, provided, that in the event of the retirement, Disability or death of a Covered Employee, such individual shall be entitled to the pro-rated portion of the Award he or she (or the Participant's probate estate, in the event of death) would otherwise have been entitled to receive had he or she not terminated his or her employment. Any such prorated Award shall be determined and paid in accordance with the regular procedures of the Plan.
         (b) Should a post-termination Award be approved under Section 9(a), such Award shall be paid in cash, less applicable federal, state, and local income and employment taxes, on the normal Award payout date to the Participant (or to the Participant's probate estate, in the event of death) or to the person or persons who have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to such Award, in the sole discretion of the Committee.
         (c) If the employment of a Participant is terminated for reasons other than due to his or her retirement, Disability or death, then the Participant shall cease to have any rights to the payment of or under any Award.

10.      NO RESERVE OR TRUST

         Nothing contained in the Plan shall require the Company to segregate any monies from its general funds, or to create any trust or make any special deposit in respect of any amounts payable under the Plan to or for any Participant or group of Participants. All amounts payable under the Plan shall be paid out of the general funds of the Company.

11.      NO RIGHT TO ASSIGN

         No right or interest of any Participant in the Plan or in any unpaid Award shall be assignable or transferable in whole or in part, either voluntarily or by operation of law or otherwise, or be subject to payment of debts of any Participant by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

12.      NO EMPLOYMENT RIGHTS CONFERRED

         Nothing contained in the Plan or any Award shall (i) confer upon any employee any right with respect to continuation of employment with the Company in any capacity, (ii) interfere in any way with the right of the Company to terminate an employee's employment at any time, or (iii) interfere with the Company's right to determine the terms and conditions of any other employee benefit plan of the Company.

13.      SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL

         The terms and conditions of this Plan shall inure to the benefit of and bind the Company, the Participants, their successors, assignees, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another corporation or entity or if the

         Company is merged into, or consolidated with another corporation or entity, then upon such event the outstanding Banked Awards shall be immediately payable to the Participants and all other obligations created hereunder shall be obligations of the acquirer or successor corporation or entity without the requirement of further action by the acquirer or successor corporation or entity.

14.      GOVERNING STATE LAW

         The provisions of this Plan shall be construed and administered in accordance with the laws of the State of Utah.

15.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board and the Committee may from time to time amend, suspend, terminate or reinstate any or all of the provisions of the Plan. However, the Board and the Committee may not adopt any amendment which changes the eligibility requirements under the Plan, the performance business criteria used to compute the Awards under the Plan, or the maximum payment under the Plan, without prior stockholder approval, and the Board and the Committee may not cancel Awards, including any Banked Awards, payable on account of a completed Performance Year, except as otherwise provided in the Plan.

16.      EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective for the Performance Year commencing on or after October 1, 2005, upon adoption by the Board and subject to the approval of the stockholders of the Company, and thereafter shall remain in effect until such time as the Board or the Committee may terminate it.